Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of September 24, 2018, by and among VICI Properties 1 LLC, a Delaware limited liability company (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and Goldman Sachs Bank USA, as Administrative Agent. All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of December 22, 2017, among the Borrower, the other parties thereto, the lenders party thereto from time to time and the Administrative Agent (the “Credit Agreement” and, as amended by this Amendment No. 1, the “Amended Credit Agreement”);
WHEREAS, the Borrower wishes to amend the Initial Master Lease to, among other things, (i) release the respective landlords’ lien on and security interests in certain of the respective tenants’ furniture, fixtures, inventory, equipment and other personal property (including, without limitation, “Tenant’s Pledged Property” as defined in the Initial Master Lease and any deposit or securities accounts and property maintained therein) and (ii) provide the tenants thereunder, subject to the satisfaction of certain terms and conditions, an ability to transfer and sell the operating business at certain properties to replacement tenant(s) meeting certain criteria set forth therein (the “Initial Master Lease Amendments”);
WHEREAS, the Borrower wishes to amend the Credit Agreement in connection with the Initial Master Lease Amendments;
WHEREAS, Section 11.01 of the Credit Agreement provides that any provisions of the Credit Agreement may be amended with the consent of the Administrative Agent and the requisite number of Lenders as set forth therein;
WHEREAS, the Lenders party to this Amendment constitute Required Lenders;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.AMENDMENTS TO CREDIT AGREEMENT. Subject to satisfaction (or waiver) of the conditions set forth in Section 4 hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)	The following defined terms shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amended Initial Master Lease” means the Initial Master Lease, as amended by that certain First Amendment to Lease (Non-CPLV), dated as of December 22, 2017, that certain Second

SC1:4721680.10

Amendment to Lease (Non-CPLV) and Ratification of SNDA, dated as of February 16, 2018, that certain Third Amendment to Lease (Non-CPLV), dated as of April 2, 2018, and that certain Fourth Amendment to Lease (Non-CPLV), to be effective upon consummation of the acquisition of the land and real property improvements associated with Harrah’s Philadelphia in Chester, Pennsylvania by a Subsidiary of the Borrower.
“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of September 24, 2018.
“Amendment No. 1 Effective Date” means September 24, 2018, the date of effectiveness of Amendment No. 1.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Severance Lease” means any “L1/L2 Severance Lease” (as defined in the Amended Initial Master Lease as of the Amendment No. 1 Effective Date) and any similar leases permitted under any of the other Master Leases.

(b)	Section 1.01 of the Credit Agreement is hereby amended by amended and restating the definition of “Master Lease” to read as follows:
“Master Leases” means the Initial Master Lease, the HLV Lease, any Severance Lease and each Similar Lease entered into after the Closing Date by Borrower or any of its Restricted Subsidiaries and any other Person (other than a Loan Party).

(c)	The lead-in to Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Neither the Borrower nor any Restricted Subsidiary shall wind up, liquidate or dissolve its affairs, enter into any transaction of merger or consolidation, divide (or otherwise split) itself into two or more limited liability companies or other entities or make any Asset Sale, except for:

(d)	Section 8.01(cc) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(cc) any release of the landlords’ lien on and security interests in any of the tenants’ furniture, fixtures, inventory, equipment and other personal property (including, without limitation, any “Tenant’s Pledged Property” as defined under the Initial Master Lease and any deposit or securities accounts and property maintained therein) under the Initial Master Lease (including, in each case, any such release effected in connection with an amendment of the Initial Master Lease that is not prohibited under Section 8.12);

(e)	Section 8.01(dd) of the Credit Agreement is hereby amended by replacing the “.” at the end thereof with “; and”

(f)	Section 8.01 of the Credit Agreement is hereby amended by adding the following new clause (ee) at the end thereof:
(ee) any division of any Restricted Subsidiary into two or more limited liability companies or other entities; provided that (i) if the dividing entity is a Guarantor, the surviving entity, if any, and each new entity formed as a consequence of such division becomes a Guarantor and satisfies the requirements of Section 6.08 substantially concurrently with such division, (ii) such division shall be effected in accordance with applicable law, (iii) the transfer of any assets in connection with any such division is otherwise permitted as an Asset Sale under this Section 8.01 and (iv) any Investment made in connection with any such division is permitted under Section 8.06.

(g)	Section 8.01 of the Credit Agreement is hereby amended by adding the following sentence after clause (ee) at the end thereof:
Notwithstanding anything to the contrary herein, the Borrower shall not divide (or otherwise split) itself into two or more limited liability companies or other entities in reliance on any exceptions under this Section 8.01, and no Restricted Subsidiary shall divide (or otherwise split) itself into two or more limited liability companies or other entities except in reliance on Section 8.01(ee) above.

(h)	Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
8.12 Master Leases. Neither the Borrower nor any of the Restricted Subsidiaries shall (i) amend or modify any of the Master Leases in any manner materially adverse to the Lenders taken as a whole (as determined in good faith by the Borrower), (ii) grant any waiver or release (other than the release of landlords’ liens and security interests pursuant to Section 8.01(cc)) under or terminate any Master Lease in any manner (if such granting or termination shall be materially adverse to the Lenders when taken as a whole (as determined in good faith by the Borrower)) or (iii) enter into any Severance Lease if, after giving effect to such Severance Lease, the terms and provisions thereof, when taken as a whole together with (x) all of the terms and provisions of the Amended Initial Master Lease or, as applicable, such other Master Lease to which such Severance Lease relates, and (y) all of the terms and provisions of any other Severance Lease theretofore entered into pursuant to the Amended Initial Master Lease or, as applicable, such other Master Lease to which such Severance Lease relates, are materially adverse to the Lenders taken as a whole (as determined in good faith by the Borrower).

(i)	Section 10.08(a) of the Credit Agreement is hereby amended by adding the following sentence at the end of the last sentence thereof:
In connection with the release of the landlords’ liens on and security interests permitted under Section 8.01(cc), the Collateral Agent and/or the Administrative Agent, as applicable, is authorized to, at the Borrower’s request, enter into any agreement terminating an applicable intercreditor agreement relating to the property which is subject to such lien and security interest so released.

(j)
Section 11.18 of the Credit Agreement is hereby amended by adding “; KYC Information” at the end of the section heading and adding “and the Beneficial Ownership Regulation” at the end of the last sentence thereof.

SECTION 2.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 1 Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 1.
SECTION 3.    REPRESENTATIONS & WARRANTIES.
SECTION 4.    CONDITIONS PRECEDENT. This Amendment No. 1 shall become effective as of the first date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Section 4 shall have been satisfied or waived:

(a)	The Administrative Agent shall have received from (i) the Administrative Agent, (ii) each Loan Party and (iii) the Required Lenders, a counterpart of this Amendment signed on behalf of such party.

(b)
All costs, fees and expenses (including, without limitation, legal fees and expenses to the extent invoiced prior to the Amendment No. 1 Effective Date) contemplated and to the extent required by the Credit Agreement, and which are payable to the Administrative Agent or any Lender pursuant to the terms thereof shall have been paid to the extent due. Each Lender party hereto shall have received a consent fee in an amount equal to 0.05% of the outstanding principal amount of Loans and/or unused Revolving Commitments held by such Lender.

(c)
Each of the representations and warranties made by any Loan Party set forth in Section 3 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(d)	At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing.

(e)
The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 1 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clause (c) and clause (d) of this Section 4.

(f)
On the Amendment No. 1 Effective Date, the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Kramer Levin Naftalis & Frankel LLP, counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.    ADMINISTRATIVE AGENT. The Borrower and the Administrative Agent agree that the Administrative Agent shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Administrative Agent pursuant to the Amended Credit Agreement, including Section 11.04 and Section 11.16 thereof, in connection with the preparation, execution and delivery of this Amendment No. 1 or any claim, litigation, investigation or proceeding relating thereto.
SECTION 6.    REAFFIRMATION.

(a)
To induce the Lenders and the Administrative Agent to enter into this Amendment No. 1, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 1) (collectively, the “Reaffirmed Documents”). Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1.

(b)
In furtherance of the foregoing Section 6(a), each Guarantor, in its capacity as a Guarantor under the Guaranty (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of the Guaranty and agrees that the Guaranty remains in full force and effect to the extent set forth in the Guaranty and after giving effect to this Amendment No. 1, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 1 and the Amended Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its guarantee of the Obligations and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)
In furtherance of the foregoing Section 6(a), each of the Loan Parties that is party to any Collateral Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 1 and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Documents (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1), as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1), subject to the terms contained in the applicable Loan Documents (including as amended pursuant to this Amendment No. 1) , and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

(d)
Each Guarantor (other than the Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 7.    MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment No. 1 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 1 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)
Governing Law; Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 11.14 and 11.15 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 11.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)
Counterparts; Headings. This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 1 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 1.

(e)	Amendment, Modification and Waiver. This Amendment No. 1 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(f)	Loan Document. On and after the Amendment No. 1 Effective Date, this Amendment No. 1 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date first above written.

[Signature Page to Amendment No. 1 to Credit Agreement]

Borrower:
VICI PROPERTIES 1 LLC
By: /s/ DAVID A. KIESKE Name: David Kieske Title: Treasurer

Guarantors:
BALLY’S ATLANTIC CITY LLC,
BILOXI HAMMOND LLC,
BLUEGRASS DOWNS PROPERTY OWNER LLC,
CAESARS ATLANTIC CITY LLC,
CLAUDINE PROPCO LLC,
CLAUDINE PROPERTY OWNER LLC,
GRAND BILOXI LLC,
HARRAH’S BOSSIER CITY LLC,
HARRAH’S COUNCIL BLUFFS LLC,
HARRAH’S LAKE TAHOE LLC,
HARRAH’S METROPOLIS LLC,
HARRAH’S RENO LLC,
HARVEY’S LAKE TAHOE LLC,
HORSESHOE SOUTHERN INDIANA LLC,
HORSESHOE TUNICA LLC,
MISCELLANEOUS LAND LLC,
NEW HARRAH’S NORTH KANSAS CITY LLC,
NEW HORSESHOE HAMMOND LLC,
NEW TUNICA ROADHOUSE LLC,
PROPCO GULFPORT LLC,
VEGAS DEVELOPMENT LLC, and
VEGAS OPERATING PROPERTY LLC,
each, a Delaware limited liability company,

By: /s/ DAVID A. KIESKE
Name: David Kieske
Title: Treasurer

HORSESHOE BOSSIER CITY PROP LLC, and
HARRAH’S BOSSIER CITY LLC,
each, a Louisiana limited liability company

By: /s/ DAVID A. KIESKE
Name: David Kieske
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

Goldman Sachs Bank USA, as Administrative Agent

By:    /s/ JOSHUA DESAI
Name: Joshua Desai
Title:     Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

[Signature Pages of Lenders on file with the Administrative Agent]

[Signature Page to Amendment No. 1 to Credit Agreement]